BR BERRY HILL MANAGING MEMBER, LLC

ASSIGNMENT OF

MEMBERSHIP INTEREST

Effective as of the 17th day of December, 2012, for value received, BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND III, LLC, a Delaware limited liability company (“SOIF”), a member of BR BERRY HILL MANAGING MEMBER, LLC, a Delaware limited liability company (the “Company”), hereby sells, assigns and transfers unto BEMT BERRY HILL, LLC, a Delaware limited liability company, all of its right, title, and interest in and to 6.253% of its membership interest in the Company, together with any and all claims, title, interests, entitlements, capital account balances, distributions, and other rights related to such membership interest.

IN WITNESS WHEREOF, SOIF has duly authorized and executed this assignment effective as of the date first written above.

[Signature Page Follows]

ASSIGNOR:

BLUEROCK SPECIAL OPPORTUNITY + INCOME
FUND III, LLC,
a Delaware limited liability company

By:	BR SOIF III Manager, LLC,
a Delaware limited liability company,
its Manager

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy, President

[Signature Page to BR Berry Hill Managing Member, LLC Assignment of Membership Interest]